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                                                                   Exhibit 10.13

                          AMENDMENT TO LEASE AGREEMENT

         AMENDMENT dated December 9, 1993 to Lease Agreement (the "Lease") dated the 3rd day of April, 1992 between 2315 Broadway Realty Co. (the "Landlord") and The Princeton Review, Inc. (the "Tenant").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant desire to amend the Lease to provide for the Tenant to lease the balance of the third floor not previously demised under the Lease, including the premises formerly occupied by Charivari, Ltd. and T.C. Lasky Associates, Inc. (the "New Third Floor Premises"), and a portion of the fourth floor, constituting Room 402, formerly occupied by New York City Lites, Inc. (the "Fourth Floor Premises"), of the building (the "Building") known as 2315 Broadway, New York, NY in which the premises that are demised under the Lease are situated, all as set forth on Exhibit A annexed hereto and all on the terms herein and in the Lease set forth,

         NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Each capitalized term used herein and not defined shall have the definition set forth in the Lease.

         2. This Lease Amendment shall not be effective until satisfaction of the following conditions: the Tenant shall have entered into: (a) a surrender agreement (the "Lasky Surrender Agreement") with T.C. Lasky Associates, Inc., a tenant in premises on the third floor of the Building, and (b) a surrender and sublease agreement (the "Surrender and Sublease Agreement") with Charivari, Ltd. a tenant in the premises on the third floor of the Building, and the [Women's Center Inc.], a subtenant in premises on the third floor of the Building, each satisfactory to the Tenant and the Landlord and consented to by the Landlord; provided that if the Lasky Surrender Agreement is executed as set forth above, then this Amendment shall be effective as to the premises (the "Lasky Premises") surrendered under the Lasky Surrender Agreement.

         3. (a) The New Third Floor Premises and the Fourth Floor Premises (or just the Lasky Premises, as the case may be) shall be included in the demised premises under the Lease for all purposes under the Lease, except to the extent that any provision in the Lease pertains only to the premises demised under the original Lease, including, without limitation, Articles 64, 122, 125, 136(c) (subject to Section 9 below), and 137, which Articles shall not apply to any premises demised under this Amendment.

                  (b) The term under the Lease shall be extended until February 28, 2004, and the annual minimum base rent for the year from July 1, 2002 to June 30, 2003 shall be
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$104,000.00 and from July 1, 2003 to February 28, 2004 shall be $106,400.00, prorated for eight months, for the premises that were demised under the Lease prior to this Amendment.

         4. (a) The minimum annual base rent for the New Third Floor Premises shall be payable as provided in the Lease as follows (and, if just the Lasky Premises are demised under this Amendment, then the minimum annual base rent for the Lasky Premises alone shall be the amounts set forth below prorated by square footage of the Lasky Premises relative to the New Third Floor Premises):

         From March 1, 1994 to February 28, 1995 $85,763.00 per annum;

         From March 1, 1995 to February 28, 1996 $88,261.00 per annum;

         From March 1, 1996 to February 28, 1997 $90,759.00 per annum;

         From March 1, 1997 to February 28, 1998 $93,257.00 per annum;

         From March 1, 1998 to February 28, 1999 $95,755.00 per annum;

         From March 1, 1999 to February 28, 2000 $98,253.00 per annum;

         From March 1, 2000 to February 28, 2001 $100,751.00 per annum;

         From March 1, 2001 to February 28, 2002 $103,249.00 per annum;

         From March 1, 2002 to February 28, 2003 $105,747.00 per annum;

         From March 1, 2003 to February 28, 2004 $108,245.00 per annum.

                  (b) The minimum annual base rent for the Fourth Floor Premises shall be payable as provided in the Lease as follows:

         From March 1, 1994 to February 28, 1995 $18,000.00 per annum;

         From March 1, 1995 to February 28, 1996 $18,600.00 per annum;

         From March 1, 1996 to February 28, 1997 $19,200.00 per annum;

         From March 1, 1997 to February 28, 1998 $19,800.00 per annum;

         From March 1, 1998 to February 28, 1999 $20,400.00 per annum;

         From March 1, 1999 to February 28, 2000 $21,000.00 per annum;

         From March 1, 2000 to February 28, 2001 $21,600.00 per annum;


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         From March 1, 2001 to February 28, 2002 $22,200.00 per annum;

         From March 1, 2002 to February 28, 2003 $22,800.00 per annum;

         From March 1, 2003 to February 28, 2004 $23,400.00 per annum.

                  (c) Tenant shall deposit additional security in the sum of $17,293.84, the receipt of which is hereby acknowledged, provided that such deposit shall be returned pro rata in case just the Lasky Premises are demised under this Amendment.

         5. In applying Article 134 to the New Third Floor Premises and the Fourth Floor Premises, the percentages shall be 13% and 5%, respectively, and in all cases under Article 134 the Base Tax Year shall be the 1993/1994 New York City fiscal year.

         6. The increases in rent and additional rent set forth in paragraphs 4 and 5 above shall become effective as follows: 50% of such increases applicable to the New Third Floor Premises shall go into effect upon the earlier of the date that the Architect certifies that the Landlord's New Work on the Third Floor Premises is substantially complete or Tenant's, or any subtenant's, taking possession thereof, and 50% of such increases applicable to the Fourth Floor Premises shall go into effect upon the earlier of the date that the Architect certifies that the Landlord's New Work on the Fourth Floor Premises is substantially complete or Tenant's, or any subtenant's, taking possession thereof (or 50% of such increases applicable to the Lasky Premises shall similarly go into effect if just the Lasky Premises are demised under this Amendment); and the remaining 50% of all of such increases shall go into effect upon the date that the Architect certifies that all of the Landlord's New Work is substantially complete. The "Architect" is the architect who prepares the plans and specifications for the Landlord's New Work (hereinafter defined).

         7. Paragraph 123 of the Lease after the words "to the Landlord in the amount of" is hereby deleted and the following text is inserted in its place: "20% of the Landlord's construction cost to Tenant's original premises, which were in the amount of $212,500; and 30% of the Landlord's construction costs of the Landlord's New Work under this Amendment to the New Third Floor Premises and the Fourth Floor Premises (or the Lasky Premises, as the case may be), which costs shall be computed and agreed upon at the time of the completion of the construction, the Tenant may terminate this Lease after the eighth year of the original term thereof."

         8. As set forth in the Surrender and Sublease Agreement, the Tenant shall have the right to sublease to the Women's Center (a non-profit institution) any space in the building leased by the Tenant, and Landlord shall provide to the Women's Center under such sublease the same amenities such as placement on the directory, as it provides under the Surrender and Sublease Agreement, any provision in paragraph 92(C)(i) of the Lease to the contrary notwithstanding.

         9. The Landlord shall at its own cost and expense: (a) perform the renovations in the demised premises, (b) install independent meters (i.e. meters billed directly by the utility


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company to Tenant) for floors three and the portion of the fourth floor of the
Building subleased by the Tenant to the Women's Center, or install an independent meter for the entire demised premises under the Lease, as amended, with a submeter for the portion of the fourth floor of the Building subleased by the Tenant to the Women's Center, (c) refurbish the elevator car and the elevator door in the Building, and (d) convert the elevator in the Building to an automatic elevator, all in accordance with the plans and specifications annexed hereto, (e) if Tenant takes for its own use the Fourth Floor Premises, then upon Tenant's request, install an interior stairway as designed by Tenant's architect connecting the Fourth Floor Premises to the third floor similar in quality and design to the interior improvements then existing in such premises (collectively, the "Landlord's New Work"); provided that if only the Lasky Premises are demised hereby, then item (a) above with regard to the Lasky Premises, item (c) and item (d) above shall constitute Landlord's New Work. The representations, warranties and covenants of the Landlord in Section 136(c) of the Lease shall apply to the Landlord's New Work, as if set forth hereat in full with reference thereto. Landlord shall, except as otherwise required by law, maintain the opening from the third floor into the adjoining building.

         10. Except as amended hereby the Lease remains unamended and in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Tenant has caused this Amendment to be executed by its duly authorized officer, and the Landlord has caused this Amendment to be executed by its duly authorized general partner, as of the date first above written.

                                            THE PRINCETON REVIEW, INC.


                                            By:/s/ Mark Chernis
                                               ------------------------
                                                Mark Chernis
                                                Vice President

                                            2315 BROADWAY REALTY CO.


                                            By: /s/ Jeffrey Smith
                                               ------------------------
                                            Name:
                                            Title:  General Partner



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                           THE PRINCETON REVIEW, INC.
                                  2315 BROADWAY
                               NEW YORK, NY 10024

                                December 9, 1993



BY HAND

T.C. Lasky Associates, Inc.
2315. Broadway
New York, NY  10025
Attn:  Mr. Terry Lasky

         Re: Surrender Agreement (the "Agreement") among T.C. Lasky Associates, Inc., The Princeton Review, Inc. ("TPR") and 2315 Broadway Realty Co. ("Landlord")

Dear Terry:

                  Please take notice that TPR has executed in full a lease between it and Landlord covering the entire Lasky Premises (as defined in the Agreement) today. December 9, 1993 is, therefore, the Effective Date under the Agreement.

                                               Very truly yours,
                                               THE PRINCETON REVIEW, INC.



                                               By: /s/ Mark Chernis
                                                  ------------------------------
                                                   Mark Chernis, Vice President



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